Subsequent Events	6 Months Ended	12 Months Ended
	Jun. 30, 2016	Dec. 31, 2015
Subsequent Events [Abstract]
Subsequent Events
14.	Subsequent Events

On August 19, 2016, we entered into a Securities Purchase Agreement pursuant to which we sold an aggregate of 5,983,251 shares of common stock which consists of 4,602,506 shares of common stock and warrants to purchase 1,380,745 shares of common stock for aggregate proceeds of approximately $13.75 million. We completed the initial closing of the 2016 Private Placement on August 22, 2016 with the final closing on September 9, 2016.

20.	Subsequent Events

The Company has evaluated subsequent events through March 28, 2016, the date on which these consolidated financial statements were issued. No significant subsequent events to this date would have had material impact on the Company’s consolidated financial statements as of and for the year ended December 31, 2015.